EXHIBIT 32.1

certification pursuant to
18 u.s.c. section 1350,
as adopted pursuant to
section 906 of the sarbanes-oxley act of 2002

In connection with this annual report of Rush Enterprises, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, W. M. “Rusty” Rush, President, Chief Executive Officer and Chairman of the Board of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/S/ W. M. “RUSTY” RUSH
Name:	W. M. “Rusty” Rush
Title:	President, Chief Executive Officer and Chairman of the Board
Date:	February 29, 2016